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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 31, 2001



                       United States Lime & Minerals, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          Texas                          000-04197                75-0789226
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
       INCORPORATION)                                        IDENTIFICATION NO.)



    13800 Montfort Drive, Suite 330, Dallas, Texas                  75240
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (972) 991-8400




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ITEM 5.  OTHER EVENTS

         On January 31, 2001, United States Lime & Minerals, Inc. issued a news release reporting results for the fourth quarter and the full year ended December 31, 2000. A copy of the news release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              99.1     News release dated January 31, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED STATES LIME & MINERALS, INC.


Dated:  January 31, 2001
                                     By:   /s/ TIMOTHY W. BYRNE
                                           -------------------------------------
                                           Timothy W. Byrne
                                           President and Chief Executive Officer




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                                Index to Exhibits


Exhibit
  No.        Description of Exhibit
-------      ----------------------
 99.1        News release dated January 31, 2001